EXHIBIT A

JOINT FILING AGREEMENT

This confirms the agreement by and between the undersigned that the Statement on Schedule 13D (the "Statement") filed on or about this date with respect to the beneficial ownership by the undersigned of the common shares without par value, of Electrameccanica Vehicles Corp., is being filed on behalf of each of the undersigned.

Each of the undersigned hereby acknowledges that pursuant to Rule 13d-1(k) promulgated under the Securities and Exchange Act of 1934, as amended, each person on whose behalf the Statement is filed is individually eligible to use the schedule on which the information is filed, each person on whose behalf the Statement is filed is responsible for the timely filing of such Statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; and that such person is not responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Each of the undersigned agrees that Ascend shall be authorized to receive notices and communications on behalf of the undersigned relating to the Statement.

This Agreement may be executed in two or more counterparts by each of the undersigned, each of which, taken together, shall constitute one and the same instrument.

Dated: December 23, 2021	/s/ Jerry Kroll
Signature

Jerry Kroll
Name

Dated: December 23, 2021	ASCEND SPORTMANAGEMENT INC.

/s/ Jerry Kroll
Signature

Jerry Kroll, President and CEO
Name/Title

APPENDIX A

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the information required by Instruction C to Schedule 13D with respect to Business Instincts Group Inc.

ASCEND SPORTMANAGEMENT INC.

Name/Position	Business Address	Principal Occupation	Citizenship
Jerry Kroll President and CEO	Suite 1102 - 328 East 11th Avenue, Vancouver, BC V5T 2T6	President and CEO of Ascend; Director of Electrameccanica Vehicle Corp.	Canada